Exhibit 99.1

Page
Nellie Gail Ranch
Independent Auditors’ Report	F-1
Statement of Revenues and Certain Expenses for the year ended December 31, 2016 (Audited) and the nine months ended September 30, 2017 (Unaudited)	F-2
Notes to Statement of Revenues and Certain Expenses for the year ended December 31, 2016 (Audited) and the nine months ended September 30, 2017 (Unaudited)	F-3

Pro Forma Consolidated Financial Statements of Retail Opportunity Investments Corp.
Pro Forma Consolidated Balance Sheet as of September 30, 2017 (Unaudited)	F-6
Pro Forma Consolidated Statement of Operations and Comprehensive Income for the nine months ended September 30, 2017 (Unaudited)	F-7
Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2016 (Unaudited)	F-8
Notes to Pro Forma Consolidated Financial Statements (Unaudited)	F-9

Pro Forma Consolidated Financial Statements of Retail Opportunity Investments Partnership, LP
Pro Forma Consolidated Balance Sheet as of September 30, 2017 (Unaudited)	F-11
Pro Forma Consolidated Statement of Operations and Comprehensive Income for the nine months ended September 30, 2017 (Unaudited)	F-12
Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2016 (Unaudited)	F-13
Notes to Pro Forma Consolidated Financial Statements (Unaudited)	F-14

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders
Retail Opportunity Investments Corp.
Retail Opportunity Investments Partnership, LP
We have audited the accompanying financial statement of the property known as The Village at Nellie Gail Ranch located in Laguna Hills, California (“Nellie Gail Ranch”) which is comprised of the statement of revenues and certain expenses for the year ended December 31, 2016, and the related notes to the financial statement.

Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of this financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statement that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility
Our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Nellie Gail Ranch’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Nellie Gail Ranch for the year ended December 31, 2016 in accordance with accounting principles generally accepted in the United States of America.

Emphasis-of-Matter
We draw attention to Note 2 to the financial statement, which describes that the accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of Nellie Gail Ranch’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ PKF O’Connor Davies, LLP

New York, New York
February 21, 2018

THE VILLAGE AT NELLIE GAIL RANCH
STATEMENT OF REVENUES AND CERTAIN EXPENSES
(Dollar amounts in thousands)

	Year Ended December 31, 2016	Nine Months Ended September 30, 2017 (Unaudited)
Revenues
Rental income (note 4)	$2,604	$2,099
Total revenues	2,604	2,099

Certain Expenses
Utilities	55	35
Repairs, maintenance and supplies	110	68
Cleaning and landscaping	116	87
Real estate taxes	197	141
Insurance	10	8
Total certain expenses	488	339

Excess of revenues over certain expenses	$2,116	$1,760

See accompanying notes to statement of revenues and certain expenses.

THE VILLAGE AT NELLIE GAIL RANCH
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2016 (AUDITED)
AND NINE MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)

1.     Business Organization
Retail Opportunity Investments Corp., a Maryland corporation (“ROIC”), is organized in a traditional umbrella partnership real estate investment trust format pursuant to which Retail Opportunity Investments GP, LLC, its wholly-owned subsidiary, serves as the general partner of, and ROIC conducts substantially all of its business through, its operating partnership subsidiary, Retail Opportunity Investments Partnership, LP, a Delaware limited partnership (the “Operating Partnership”) and its subsidiaries. Unless otherwise indicated or unless the context requires otherwise, all references to the “Company” refer to ROIC together with its consolidated subsidiaries, including the Operating Partnership.
On November 30, 2017, the Operating Partnership, through a wholly owned subsidiary, acquired The Village at Nellie Gail Ranch (“Nellie Gail Ranch”), located in Laguna Hills, California, for a purchase price of approximately $46.0 million. The acquisition was funded through borrowings on the Company’s credit facility. Nellie Gail Ranch is approximately 88,000 square feet and is anchored by Smart & Final Extra Supermarket.

2.     Basis of Presentation and Summary of Significant Accounting Policies
Basis of Presentation
The Statement of Revenues and Certain Expenses (the “financial statement”) has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The financial statement includes the historical revenues and certain expenses of the seller, exclusive of rental income related to parcels not acquired by the Company, interest income, depreciation and amortization, rental income relating to the allocation of purchase price of Nellie Gail Ranch to above/below market leases and management and advisory fees, which may not be comparable to the corresponding amounts reflected in the future operations of Nellie Gail Ranch.
The statement of revenue and certain expenses for the nine month period ended September 30, 2017 is unaudited. In the opinion of management, such statement reflects all adjustments necessary for a fair presentation of revenue and certain expenses in accordance with the SEC Rule 3-14. All such adjustments are of a normal recurring nature.
Revenue Recognition
Nellie Gail Ranch’s operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents and tenant reimbursements. All leases are classified as operating leases. Minimum rents are recognized by amortizing the aggregate lease payments on a straight-line basis over the terms of the lease (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as rental income in the period that the expenses are incurred.
Use of Estimates
The preparation of the financial statement in conformity with accounting principles generally accepted in the United States of America requires Nellie Gail Ranch’s management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates.
Accounts Receivable
Bad debts are recorded under the specific identification method, whereby uncollectible receivables are reserved for when identified.
Repairs and Maintenance
Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

3.     Subsequent Events
The Company has evaluated subsequent events through February 21, 2018, and has determined that there were no subsequent events or transactions which would require recognition or disclosure in the financial statement.
4.    Leases
Nellie Gail Ranch is subject to non-cancelable lease agreements through 2030, subject to various escalation clauses, with tenants for retail space. As of December 31, 2016, the future minimum rents on non-cancelable operating leases expiring in various years are as follows (dollar amounts in thousands):

Year Ending December 31,	Amounts

2017	$2,169
2018	2,422
2019	2,327
2020	2,070
2021	2,013
Thereafter	10,054
$21,055

The tenant leases provide for annual rents that include the tenants’ proportionate share of real estate taxes and certain property operating expenses. Nellie Gail Ranch’s tenant leases generally include tenant renewal options that can extend the lease terms.
Rental income on the financial statement includes the effect of amortizing the aggregate minimum lease payments on a straight-line basis over the entire term of each lease, which resulted in an increase in rental income of approximately $113,000 and $38,000 for the year ended December 31, 2016 and the nine months ended September 30, 2017, respectively.
5.             Concentrations

For the year ended December 31, 2016 one tenant represented approximately 24% of Nellie Gail Ranch’s rental income. For the nine months ended September 30, 2017, one tenant represented approximately 22% of Nellie Gail Ranch’s rental income.

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

The unaudited pro forma consolidated statements of operations and comprehensive income for the nine months ended September 30, 2017 and for the year ended December 31, 2016 are presented as if Retail Opportunity Investments Corp. (the “Company”) had completed the acquisition of Nellie Gail Ranch (the “Property”) on January 1, 2016. Additionally, the pro forma consolidated balance sheet as of September 30, 2017 has been presented as if the acquisition had been completed on September 30, 2017.

The purchase price allocation is calculated based on a 20/80 allocation to Land and Building and Improvements, respectively.  As of the date of this report, the Company is in the process of evaluating the purchase price allocation in accordance with the Accounting Standards Codification 805.  The purchase price is preliminary and could be subject to change.

The pro forma consolidated financial statements should be read in conjunction with the Company’s 2016 Annual Report on Form 10-K and the Quarterly Report on Form 10-Q for the period ended September 30, 2017. The pro forma consolidated financial statements do not purport to represent the Company’s financial position as of September 30, 2017 or results of operations that would actually have occurred assuming the completion of the acquisition of the Property had occurred on January 1, 2016, nor does it purport to project the Company’s results of operations as of any future date or for any future period.

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2017
(UNAUDITED)
(in thousands)

	Company Historical (1)	Pro Forma Adjustments	Company Pro Forma
ASSETS
Real Estate Investments:
Land	$818,660	$ 9,200 (2)	$827,860
Building and improvements	2,108,511	36,800 (2)	2,145,311
	2,927,171	46,000	2,973,171
Less: accumulated depreciation	241,269	—	241,269
Real Estate Investments, net	2,685,902	46,000	2,731,902
Cash and cash equivalents	10,073	—	10,073
Tenant and other receivables, net	39,431	—	39,431
Deposits	5,550	—	5,550
Acquired lease intangible assets, net of accumulated amortization	79,300	—	79,300
Prepaid expenses	939	—	939
Deferred charges, net of accumulated amortization	35,075	—	35,075
Other assets	4,629	—	4,629
Total assets	$2,860,899	$46,000	$2,906,899

LIABILITIES AND EQUITY
Liabilities:
Term loan	$298,753	$—	$298,753
Credit facility	313,737	46,000 (2)	359,737
Senior Notes Due 2026	199,745	—	199,745
Senior Notes Due 2024	245,753	—	245,753
Senior Notes Due 2023	245,533	—	245,533
Mortgage notes payable	62,265	—	62,265
Acquired lease intangible liabilities, net of accumulated amortization	159,815	—	159,815
Accounts payable and accrued expenses	30,169	—	30,169
Tenants’ security deposits	6,392	—	6,392
Other liabilities	12,224	—	12,224
Total liabilities	1,574,386	46,000	1,620,386

Equity:
Preferred stock	—	—	—
Common stock	11	—	11
Additional paid-in capital	1,363,114	—	1,363,114
Dividends in excess of earnings	(200,221)	—	(200,221)
Accumulated other comprehensive loss	(621)	—	(621)
Total Retail Opportunity Investments Corp. stockholders’ equity	1,162,283	—	1,162,283
Non-controlling interests	124,230	—	124,230
Total equity	1,286,513	—	1,286,513
Total liabilities and equity	$2,860,899	$46,000	$2,906,899

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017
(UNAUDITED)
(in thousands, except per share data)

	Company Historical (1)	Nellie Gail Ranch (3)	Pro Forma Adjustments	Company Pro Forma
Revenues
Base rents	$154,878	$1,791	$ 32 (4)	$156,701
Recoveries from tenants	43,100	308	—	43,408
Other income	2,528	—	—	2,528
Total revenues	200,506	2,099	32	202,637

Operating expenses
Property operating	28,630	198	—	28,828
Property taxes	21,801	141	—	21,942
Depreciation and amortization	71,330	—	690 (5)	72,020
General and administrative expenses	10,790	—	—	10,790
Acquisition transaction costs	4	—	—	4
Other expense	316	—	—	316
Total operating expenses	132,871	339	690	133,900

Operating income	67,635	1,760	(658)	68,737
Non-operating expenses
Interest expense and other finance expenses	(37,060)	—	(724) (6)	(37,784)
Net income	30,575	1,760	(1,382)	30,953
Net income attributable to non-controlling interests	(2,947)	—	(36) (7)	(2,983)
Net Income Attributable to Retail Opportunity Investments Corp.	$27,628	$1,760	$(1,418)	$27,970

Earnings per share – basic and diluted	$0.25			$0.25

Dividends per common share	$0.5625			$0.5625

Comprehensive income:
Net income	$30,575	$1,760	$(1,382)	$30,953
Other comprehensive income
Unrealized swap derivative gain arising during the period	1,617	—	—	1,617
Reclassification adjustment for amortization of interest expense included in net income	1,491	—	—	1,491
Other comprehensive income	3,108	—	—	3,108
Comprehensive income	33,683	1,760	(1,382)	34,061
Comprehensive income attributable to non-controlling interests	(2,947)	—	(36)	(2,983)
Comprehensive income attributable to Retail Opportunity Investments Corp.	$30,736	$1,760	$(1,418)	$31,078

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2016
(UNAUDITED)
(in thousands, except per share data)

	Company Historical (1)	Nellie Gail Ranch(3)	Pro Forma Adjustments	Company Pro Forma
Revenues
Base rents	$183,330	$2,217	$ 51 (4)	$185,598
Recoveries from tenants	51,454	387	—	51,841
Other income	2,405	—	—	2,405
Total revenues	237,189	2,604	51	239,844

Operating expenses
Property operating	32,201	291	—	32,492
Property taxes	25,058	197	—	25,255
Depreciation and amortization	88,359	—	920 (5)	89,279
General and administrative expenses	13,120	—	—	13,120
Acquisition transaction costs	824	—	—	824
Other expense	456	—	—	456
Total operating expenses	160,018	488	920	161,426

Operating income	77,171	2,116	(869)	78,418
Non-operating expenses
Interest expense and other finance expenses	(40,741)	—	(690) (6)	(41,431)
Net income	36,430	2,116	(1,559)	36,987
Net income attributable to non-controlling interests	(3,676)	—	(56) (7)	(3,732)
Net Income Attributable to Retail Opportunity Investments Corp.	$32,754	$2,116	$(1,615)	$33,255

Earnings per share – basic and diluted	$0.31			$0.32

Dividends per common share	$0.72			$0.72

Comprehensive income:
Net income	$36,430	$2,116	$(1,559)	$36,987
Other comprehensive income
Unrealized swap derivative gain arising during the period	541	—	—	541
Reclassification adjustment for amortization of interest expense included in net income	2,473	—	—	2,473
Other comprehensive income	3,014	—	—	3,014
Comprehensive income	39,444	2,116	(1,559)	40,001
Comprehensive income attributable to non-controlling interests	(3,676)	—	(56)	(3,732)
Comprehensive income attributable to Retail Opportunity Investments Corp.	$35,768	$2,116	$(1,615)	$36,269

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
Adjustments to the Pro Forma Consolidated Financial Statements

1.	Derived from the Company’s unaudited and audited financial statements for the nine months ended September 30, 2017 and the year ended December 31, 2016, respectively.

2.	Reflects the pro forma acquisition of the Property for a purchase price of approximately $46.0 million. The acquisition was funded through borrowings on the credit facility.

3.	Derived from the Property’s unaudited and audited financial statements for the nine months ended September 30, 2017 and the year ended December 31, 2016, respectively.

4.
Reflects the pro forma adjustment of $32,000 and $51,000 for the nine months ended September 30, 2017 and the year ended December 31, 2016, respectively, to record operating rents on a straight-line basis beginning January 1, 2016.

5.
Reflects the estimated depreciation for the Property based on the estimated values allocated to the buildings at the beginning of the period presented. Depreciation expense is computed on a straight-line basis over the estimated useful life of the assets as follows (dollar amounts in thousands):

	Estimated Useful Life	Nine Months Ended September 30, 2017 Depreciation Expense	Year Ended December 31, 2016 Depreciation Expense

Building	40 years	$690	$920

6.
Reflects the pro forma adjustment to interest expense, assuming the Company had borrowed on the credit facility to cover the purchase price of the Property, as if the acquisition had been made on the first day of the period presented.

7.	Reflects the pro forma adjustment of net income attributable to non-controlling interests as if the Company had acquired the Property on January 1, 2016.

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

The unaudited pro forma consolidated statements of operations and comprehensive income for the nine months ended September 30, 2017 and for the year ended December 31, 2016 are presented as if Retail Opportunity Investments Partnership, LP (the “Operating Partnership”) had completed the acquisition of Nellie Gail Ranch (the “Property”) on January 1, 2016. Additionally, the pro forma consolidated balance sheet as of September 30, 2017 has been presented as if the acquisition had been completed on September 30, 2017.

The purchase price allocation is calculated based on a 20/80 allocation to Land and Building and Improvements, respectively.  As of the date of this report, the Company is in the process of evaluating the purchase price allocation in accordance with the Accounting Standards Codification 805.  The purchase price is preliminary and could be subject to change.

The pro forma consolidated financial statements should be read in conjunction with the Operating Partnership’s 2016 Annual Report on Form 10-K and the Quarterly Report on Form 10-Q for the period ended September 30, 2017. The pro forma consolidated financial statements do not purport to represent the Operating Partnership’s financial position as of September 30, 2017 or results of operations that would actually have occurred assuming the completion of the acquisition of the Property had occurred on January 1, 2016, nor does it purport to project the Operating Partnership’s results of operations as of any future date or for any future period.

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP LP
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2017
(UNAUDITED)
(in thousands)

	Company Historical (8)	Pro Forma Adjustments	Company Pro Forma
ASSETS
Real Estate Investments:
Land	$818,660	$ 9,200 (9)	$827,860
Building and improvements	2,108,511	36,800 (9)	2,145,311
	2,927,171	46,000	2,973,171
Less: accumulated depreciation	241,269	—	241,269
Real Estate Investments, net	2,685,902	46,000	2,731,902
Cash and cash equivalents	10,073	—	10,073
Tenant and other receivables, net	39,431	—	39,431
Deposits	5,550	—	5,550
Acquired lease intangible assets, net of accumulated amortization	79,300	—	79,300
Prepaid expenses	939	—	939
Deferred charges, net of accumulated amortization	35,075	—	35,075
Other assets	4,629	—	4,629
Total assets	$2,860,899	$46,000	$2,906,899

LIABILITIES AND CAPITAL
Liabilities:
Term loan	$298,753	$—	$298,753
Credit facility	313,737	46,000 (9)	359,737
Senior Notes Due 2026	199,745	—	199,745
Senior Notes Due 2024	245,753	—	245,753
Senior Notes Due 2023	245,533	—	245,533
Mortgage notes payable	62,265	—	62,265
Acquired lease intangible liabilities, net of accumulated amortization	159,815	—	159,815
Accounts payable and accrued expenses	30,169	—	30,169
Tenants’ security deposits	6,392	—	6,392
Other liabilities	12,224	—	12,224
Total liabilities	1,574,386	46,000	1,620,386

Capital:
Partners’ capital, unlimited partnership units authorized:
ROIC capital	1,162,904	—	1,162,904
Limited partners’ capital	124,230	—	124,230
Accumulated other comprehensive loss	(621)	—	(621)
Total capital	1,286,513	—	1,286,513
Total liabilities and capital	$2,860,899	$46,000	$2,906,899
See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017
(UNAUDITED)
(in thousands, except per share data)

	Company Historical (8)	Nellie Gail Ranch (10)	Pro Forma Adjustments	Company Pro Forma
Revenues
Base rents	$154,878	$1,791	$ 32 (11)	$156,701
Recoveries from tenants	43,100	308	—	43,408
Other income	2,528	—	—	2,528
Total revenues	200,506	2,099	32	202,637

Operating expenses
Property operating	28,630	198	—	28,828
Property taxes	21,801	141	—	21,942
Depreciation and amortization	71,330	—	690 (12)	72,020
General and administrative expenses	10,790	—	—	10,790
Acquisition transaction costs	4	—	—	4
Other expense	316	—	—	316
Total operating expenses	132,871	339	690	133,900

Operating income	67,635	1,760	(658)	68,737
Non-operating expenses
Interest expense and other finance expenses	(37,060)	—	(724) (13)	(37,784)
Net Income Attributable to Retail Opportunity Investments Partnership, LP	$30,575	$1,760	$(1,382)	$30,953

Earnings per unit – basic and diluted	$0.25			$0.25

Distributions per unit	$0.5625			$0.5625

Comprehensive income:
Net income	$30,575	$1,760	$(1,382)	$30,953
Other comprehensive income
Unrealized swap derivative gain arising during the period	1,617	—	—	1,617
Reclassification adjustment for amortization of interest expense included in net income	1,491	—	—	1,491
Other comprehensive income	3,108	—	—	3,108
Comprehensive income	$33,683	$1,760	$(1,382)	$34,061
See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2016
(UNAUDITED)
(in thousands, except per share data)

	Company Historical (8)	Nellie Gail Ranch (10)	Pro Forma Adjustments	Company Pro Forma
Revenues
Base rents	$183,330	$2,217	$ 51 (11)	$185,598
Recoveries from tenants	51,454	387	—	51,841
Other income	2,405	—	—	2,405
Total revenues	237,189	2,604	51	239,844

Operating expenses
Property operating	32,201	291	—	32,492
Property taxes	25,058	197	—	25,255
Depreciation and amortization	88,359	—	920 (12)	89,279
General and administrative expenses	13,120	—	—	13,120
Acquisition transaction costs	824	—	—	824
Other expense	456	—	—	456
Total operating expenses	160,018	488	920	161,426

Operating income	77,171	2,116	(869)	78,418
Non-operating expenses
Interest expense and other finance expenses	(40,741)	—	(690) (13)	(41,431)
Net Income Attributable to Retail Opportunity Investments Partnership, LP	$36,430	$2,116	$(1,559)	$36,987

Earnings per unit – basic and diluted	$0.31			$0.32

Distributions per unit	$0.72			$0.72

Comprehensive income:
Net income	$36,430	$2,116	$(1,559)	$36,987
Other comprehensive income
Unrealized swap derivative gain arising during the period	541	—	—	541
Reclassification adjustment for amortization of interest expense included in net income	2,473	—	—	2,473
Other comprehensive income	3,014	—	—	3,014
Comprehensive income	$39,444	$2,116	$(1,559)	$40,001
See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
Adjustments to the Pro Forma Consolidated Financial Statements

8.	Derived from the Operating Partnership’s unaudited and audited financial statements for the nine months ended September 30, 2017 and the year ended December 31, 2016, respectively.

9.	Reflects the pro forma acquisition of the Property for a purchase price of approximately $46.0 million. The acquisition was funded through borrowings on the credit facility.

10.	Derived from the Property’s unaudited and audited financial statements for the nine months ended September 30, 2017 and the year ended December 31, 2016, respectively.

11.
Reflects the pro forma adjustment of $32,000 and $51,000 for the nine months ended September 30, 2017 and the year ended December 31, 2016, respectively, to record operating rents on a straight-line basis beginning January 1, 2016.

12.
Reflects the estimated depreciation for the Property based on the estimated values allocated to the buildings at the beginning of the period presented. Depreciation expense is computed on a straight-line basis over the estimated useful life of the assets as follows (dollar amounts in thousands):

	Estimated Useful Life	Nine Months Ended September 30, 2017 Depreciation Expense	Year Ended December 31, 2016 Depreciation Expense

Building	40 years	$690	$920

13.
Reflects the pro forma adjustment to interest expense, assuming the Operating Partnership had borrowed on the credit facility to cover the purchase price of the Property, as if the acquisition had been made on the first day of the period presented.